Exhibit 99.5
VANGUARD HEALTH SYSTEMS, INC.
UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION
     Effective August 1, 2010, certain subsidiaries of Vanguard Health Systems, Inc. (“Vanguard”) acquired the property, plant and equipment and certain other current assets and current liabilities of West Suburban Medical Center and Westlake Hospital and related outpatient and ancillary businesses (collectively the “Resurrection Facilities”) from affiliates of Resurrection Health Care Corporation.
     The following unaudited pro forma condensed combined financial information with respect to Vanguard is based on the historical consolidated financial statements of Vanguard and reflects the effects of Vanguard’s acquisition of the Resurrection Facilities. Set forth below are the following unaudited pro forma condensed combined financial statements:
•	The unaudited pro forma condensed combined balance sheet as of March 31, 2010, assuming the acquisition of the Resurrection Facilities occurred on March 31, 2010;

•	The unaudited pro forma condensed combined statement of operations for the nine months ended March 31, 2010, assuming the acquisition of the Resurrection Facilities occurred as of July 1, 2009; and

•	The unaudited pro forma condensed combined statement of operations for the year ended June 30, 2009, assuming the acquisition of the Resurrection Facilities occurred as of July 1, 2008.
     The unaudited pro forma condensed combined financial information is presented for informational purposes only, is based on certain assumptions that management believes are reasonable and does not purport to represent Vanguard’s financial condition or its results of operations had the acquisition of the Resurrection Facilities occurred on or as of the dates noted above or to project the results for any future date or period. The unaudited pro forma condensed combined financial information does not reflect operational changes that may be implemented by Vanguard and could be different than final amounts recorded upon completion of Vanguard’s assessment of the fair value of current assets acquired or current liabilities assumed. However, management does not believe that adjustments recorded as a result of the fair value assessments would have a material effect on the pro forma balance sheet or pro forma statements of operations presented herein. In the opinion of management, all adjustments have been made that are necessary to present fairly the unaudited pro forma condensed combined financial information.
     The unaudited pro forma condensed combined financial information should be read in conjunction with the consolidated financial statements and unaudited condensed consolidated financial statements and related notes of Vanguard and the information set forth in “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in Vanguard’s Annual Report on Form 10-K for the fiscal year ended June 30, 2010 (File No. 333-71934) and Vanguard’s Periodic Report on Form 10-Q for the nine months ended March 31, 2010 (File No. 333-71934) and the audited combined financial statements and unaudited condensed combined financial statements of the Resurrection Facilities included as exhibits in this Current Report on Form 8-K/A.

VANGUARD HEALTH SYSTEMS, INC.
UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
As of March 31, 2010

	Historical		Pro Forma		Pro Forma
		Resurrection	Acquisition		Vanguard
	Vanguard	Facilities	Adjustments		Combined
	(dollars in millions)
ASSETS
Current assets:
Cash and cash equivalents	$210.3	$10.6	$(55.9	)(a)	$165.0
Restricted cash	2.0	—	—		2.0
Patient accounts receivable, net of allowance for doubtful accounts	294.8	27.7	(13.1	)(b)	309.4
Inventories	49.2	2.4	1.3	(c)	52.9
Prepaid expenses and other current assets	74.7	9.5	(7.4	)(d)	76.8

Total current assets	631.0	50.2	(75.1)		606.1

Property, plant and equipment, net of accumulated depreciation	1,173.4	113.6	(86.7	)(e)	1,200.3
Goodwill	649.1	—	8.7	(f)	657.8
Intangible assets	68.9	—	—		68.9
Other assets	105.3	3.4	(3.0	)(g)	105.7

Total assets	$2,627.7	$167.2	$(156.1)		$2,638.8

LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$168.2	$5.9	$(2.6	)(h)	$171.5
Accrued health plan claims	141.7	—	—		141.7
Other accrued expenses and current liabilities	206.3	257.7	(248.1	)(i)(L)	215.9
Current maturities of long-term debt	8.2	—	—		8.2

Total current liabilities	524.4	263.6	(250.7)		537.3

Long-term debt, less current maturities	1,743.4	—	—		1,743.4
Other liabilities	109.2	77.2	(77.2	)(j)	109.2
Commitments and contingencies
Equity:
Vanguard Health Systems, Inc. stockholders’ equity:
Common stock	—	—	—		—
Additional paid-in capital	354.2	—	—		354.2
Accumulated other comprehensive loss	(2.5)	—	—		(2.5)
Retained deficit	(108.7)	—	(1.8	)(L)	(110.5)

Total Vanguard Health Systems, Inc. stockholders’ equity	243.0	—	(1.8)		241.2
Divisional net deficit	—	(173.6)	173.6	(k)	—
Non-controlling interests	7.7	—	—		7.7

Total equity	250.7	(173.6)	171.8		248.9

Total liabilities and equity	$2,627.7	$167.2	$(156.1)		$2,638.8

See notes to unaudited pro forma condensed combined balance sheet.

VANGUARD HEALTH SYSTEMS, INC.
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
For the Nine Months Ended March 31, 2010

	Historical		Pro Forma		Pro Forma
		Resurrection	Acquisition		Vanguard
	Vanguard	Facilities	Adjustments		Combined
		(dollars in millions)
Patient service revenues	$1,900.2	$214.7	$(0.7	)(a)	$2,114.2
Premium revenues	628.0	—	—		628.0

Total revenues	2,528.2	214.7	(0.7)		2,742.2

Costs and expenses:
Salaries and benefits (includes stock compensation)	967.6	95.0	—		1,062.6
Health plan claims expense	499.9	—	—		499.9
Supplies	339.9	28.7	1.7	(b)	370.3
Provision for doubtful accounts	112.9	22.7	—		135.6
Other operating expenses	368.8	80.4	3.5	(c)	452.7
Depreciation and amortization	102.9	11.2	(10.0	)(d)	104.1
Interest, net	84.6	2.9	—		87.5
Impairment loss	43.1	—	—		43.1
Debt extinguishment costs	73.2	—	—		73.2
Other	3.5	—	1.8	(e)	5.3

Loss from continuing operations before income taxes	(68.2)	(26.2)	2.3		(92.1)
Income tax benefit	18.2	—	7.5	(f)	25.7

Loss from continuing operations	(50.0)	(26.2)	9.8		(66.4)
Income from discontinued operations, net of taxes	0.1	—	—		0.1

Net loss	(49.9)	(26.2)	9.8		(66.3)
Net income attributable to non-controlling interests	(2.1)	—	—		(2.1)

Net loss attributable to Vanguard Health Systems, Inc. stockholders	$(52.0)	$(26.2)	$9.8		$(68.4)

See notes to unaudited pro forma condensed combined statement of operations.

VANGUARD HEALTH SYSTEMS, INC.
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
For the Year Ended June 30, 2009

	Historical		Pro Forma		Pro Forma
		Resurrection	Acquisition		Vanguard
	Vanguard	Facilities	Adjustments		Combined
	(dollars in millions)
Patient service revenues	$2,507.4	$281.5	$(0.4	)(a)	$2,776.1
Premium revenues	678.0	—	—		690.4

Total revenues	3,185.4	281.5	(0.4)		3,466.5

Costs and expenses:
Salaries and benefits (includes stock compensation)	1,233.8	128.7	—		1,362.5
Health plan claims expense	525.6	—	—		525.6
Supplies	455.5	44.8	2.2	(b)	502.5
Provision for doubtful accounts	210.3	30.1	—		240.4
Other operating expenses	461.9	99.3	4.6	(c)	565.8
Depreciation and amortization	128.9	15.2	(13.5	)(d)	130.6
Interest, net	111.6	4.9	—		116.5
Impairment loss	6.2	—	—		6.2
Other	2.7	(0.4)	1.8	(e)	4.1

Income (loss) from continuing operations before income taxes	48.9	(41.1)	4.5		12.3
Income tax benefit (expense)	(16.8)	—	13.5	(f)	(3.3)

Income (loss) from continuing operations	32.1	(41.1)	18.0		9.0
Loss from discontinued operations, net of taxes	(0.3)	—	—		(0.3)

Net income (loss)	31.8	(41.1)	18.0		8.7
Net income attributable to non-controlling interests	(3.2)	—	—		(3.2)

Net income (loss) attributable to Vanguard Health Systems Inc. stockholders	$28.6	$(41.1)	$18.0		$5.5

See notes to unaudited pro forma condensed combined statement of operations.

VANGUARD HEALTH SYSTEMS, INC.
NOTES TO UNAUDITED PRO FORMA CONDENSED
COMBINED BALANCE SHEET
As of March 31, 2010
(a)	To eliminate historical cash of the Resurrection Facilities not included in the acquisition of $10.6 million and to reflect $45.3 million of cash paid at closing.

(b)	To adjust the historical net accounts receivable of the Resurrection Facilities to eliminate those accounts not included in the acquisition and to record the acquired accounts receivable at Vanguard’s estimates of fair value.

(c)	To adjust the historical inventories of the Resurrection Facilities to Vanguard’s estimates of fair value.

(d)	To eliminate the historical prepaid expenses and other current assets of the Resurrection Facilities not included in the acquisition and to adjust the working capital settlement to reflect the actual net working capital acquired compared to the amount included in the cash payment made at closing.

(e)	To adjust the historical net property, plant and equipment of the Resurrection Facilities to Vanguard’s estimates of fair value utilizing appraisal information obtained from an independent third party appraiser.

(f)	To record goodwill associated with the acquisition representing the excess of fair value of assets acquired and liabilities assumed over the purchase price paid for the Resurrection Facilities, as follows:

Purchase price allocation:
Cash paid	$45.3
Liabilities assumed	11.1

Total consideration given	56.4
Net identifiable assets acquired	47.7

Goodwill	$8.7

(g)	To eliminate the historical other long-term assets of the Resurrection Facilities not included in the acquisition.

(h)	To eliminate the historical accounts payable of the Resurrection Facilities not included in the acquisition.

(i)	To eliminate the historical other accrued expenses and current liabilities of the Resurrection Facilities not included in the acquisition.

(j)	To eliminate the historical other liabilities of the Resurrection Facilities not included in the acquisition.

(k)	To eliminate the historical equity of the Resurrection Facilities.

(L)	To reflect a total of $1.8 million of third party costs and internal travel costs incurred by Vanguard to complete the acquisition as a reduction to Vanguard’s retained earnings and an increase in other accrued expenses and current liabilities.

VANGUARD HEALTH SYSTEMS, INC.
NOTES TO UNAUDITED PRO FORMA CONDENSED
COMBINED STATEMENT OF OPERATIONS
For the nine months ended March 31, 2010
(a)	To eliminate historical revenues related to investments released from restriction for which such investments were not purchased by Vanguard as part of the acquisition.

(b)	To reflect estimated additional sales taxes for supplies that Vanguard would have been required to pay as a for profit healthcare provider.

(c)	To reflect estimated additional property taxes that Vanguard would have been required to pay as a for profit healthcare provider.

(d)	To eliminate the historical depreciation of the Resurrection Facilities of $11.2 million and to record Vanguard’s estimate of post-acquisition depreciation of $1.2 million related to these facilities for a nine-month period. The post-acquisition estimate was determined using the acquisition date estimated fair values of property, plant and equipment and remaining useful lives by asset class developed using appraisal information.

(e)	To reflect a total of $1.8 million of third party costs and internal travel costs incurred by Vanguard to complete the acquisition.

(f)	To reflect the estimated income tax benefit related to the pre-tax operating loss of the Resurrection Facilities adjusted to include the impact of the pro forma acquisition adjustments previously described.

VANGUARD HEALTH SYSTEMS, INC.
NOTES TO UNAUDITED PRO FORMA CONDENSED
COMBINED STATEMENT OF OPERATIONS
For the year ended June 30, 2009
(a)	To eliminate historical revenues related to investments released from restriction for which such investments were not purchased by Vanguard as part of the acquisition.

(b)	To reflect estimated additional sales taxes for supplies that Vanguard would have been required to pay as a for profit healthcare provider.

(c)	To reflect estimated additional property taxes that Vanguard would have been required to pay as a for profit healthcare provider.

(d)	To eliminate the historical depreciation of the Resurrection Facilities of $15.2 million and to record Vanguard’s estimate of annual post-acquisition depreciation of $1.7 million related to these facilities. The post-acquisition estimate was determined using the acquisition date estimated fair values of property, plant and equipment and remaining useful lives by asset class developed using appraisal information.

(e)	To reflect a total of $1.8 million of third party costs and internal travel costs incurred by Vanguard to complete the acquisition.

(f)	To reflect the estimated income tax benefit related to the pre-tax operating loss of the Resurrection facilities adjusted to include the impact of the pro forma acquisition adjustments previously described.